BLACKROCK FUNDS III

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

(each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”)

Supplement dated December 12, 2012 to the Prospectuses of each LifePath Portfolio dated April 30, 2012 (the “Prospectuses”)

Each LifePath Portfolio added the Dow Jones-UBS Commodity Index as a component index making up the composite benchmark against which each LifePath Portfolio measures its performance. The addition of the Dow Jones-UBS Commodity Index reflects the inclusion of commodity exposure in the LifePath glide path. The Dow Jones-UBS Commodity Index is an unmanaged commodity index composed of exchange-traded futures on 20 physical commodities weighted to account for economic significance and market liquidity.

As a result of this change, the table contained in the section entitled “LifePath Portfolio Overview—Performance Information” of each applicable LifePath Portfolio’s Prospectus is revised to add to the information provided therein the average annual total returns of the Dow Jones-UBS Commodity Index as of December 31, 2011 as follows:

	1 Year	5 Years	10 Years
Dow Jones-UBS Commodity Index (Reflects no deductions for fees, expenses or taxes)	–13.32%	–2.07%	6.63%

Shareholders should retain this Supplement for future reference.

PRO-LP-1212SUP